Fees Summary	Feb. 02, 2024 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 4,700.43
Total Fee Amount	4,700.43
Total Transaction Valuation	31,845,722.00
Total Offset Amount	0.00
Net Fee	$ 0.00